Exhibit 99.1

 INVESTOR DECK  INVESTOR DECK  INVESTOR DECK  41st Annual J.P. Morgan Healthcare Conference Company Presentation  Gaurav Shah, MD  Chief Executive Officer  January 9, 2023

 DISCLAIMER  Various statements in this presentation concerning Rocket's future expectations, plans and prospects, including without limitation, Rocket's expectations regarding its guidance for 2023 in light of COVID-19, the safety, effectiveness and timing of product candidates that Rocket may develop to treat Fanconi Anemia (FA), Leukocyte Adhesion Deficiency-I (LAD-I), Pyruvate Kinase Deficiency (PKD), Danon Disease (DD), and other diseases, and the safety, effectiveness and timing of related pre-clinical studies and clinical trials and related data readouts, may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these forward-looking statements, which often include words such as "believe," "expect," "anticipate," "intend," "plan," "will give," "estimate," "seek," "will," "may," "suggest" or similar terms, variations of such terms or the negative of those terms. Although Rocket believes that the expectations reflected in the forward-looking statements are reasonable, Rocket cannot guarantee such outcomes. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Rocket's ability to monitor the impact of COVID-19 on its business operations and take steps to ensure the safety of patients, families and employees, the interest from patients and families for participation in each of Rocket’s ongoing trials, our expectations regarding when clinical trial sites will resume normal business operations, our expectations regarding the delays and impact of COVID-19 on clinical sites, patient enrollment, trial timelines and data readouts, our expectations regarding our drug supply for our ongoing and anticipated trials, actions of regulatory agencies, which may affect the initiation, timing and progress of pre-clinical studies and clinical trials of its product candidates, Rocket's dependence on third parties for development, manufacture, marketing, sales and distribution of product candidates, the outcome of litigation, and unexpected expenditures, as well as those risks more fully discussed in the section entitled "Risk Factors" in Rocket’s Annual Report on Form 10-K for the year ended December 31, 2021, filed February 28, 2022 with the SEC and subsequent filings with the SEC including our Quarterly Reports on Form 10-Q. Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and Rocket undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

 v  To develop first-in-class and best-in-class curative gene therapies for patients with devastating diseases  Generosity  Trust  Elevate  Values  Mission  Curiosity  ABOUT ROCKET PHARMACEUTICALS  Vision: Seeking Gene Therapy Cures

 Multi-platform,   first-and-best in-class approach to treating complex and life-threatening childhood disorders   ????  Late-stage science and innovation  Strong capabilities and financials  Collaboration and expertise  Promising top-line clinical data designed to facilitate US and European registration and launch with potential for expansion into Asian markets and beyond  Therapeutic area focus:   Heart and bone marrow  Only company with safety and efficacy data for gene therapy targeting the heart  US-based in-house facility dedicated to AAV cGMP manufacturing  ~100,000 sq ft  Well capitalized to develop full pipeline of assets with  $401M1  in cash and cash equivalents; sufficient to fund operations through 2024           Leadership team with proven track record of  drug approvals and launches   20+   World-class scientific experts and partners learning from and collaborating with patient communities  Generating Value-based Gene Therapies  ABOUT ROCKET PHARMACEUTICALS  1Preliminary, unaudited cash balance as of December 31, 2022.

ABOUT ROCKET PHARMACEUTICALS

Strong Science, Carefully-selected Assets and Smart Execution:
6 Disclosed programs with compelling clinical and/or pre-clinical proof of concept

Criteria used to select programs

- First-, best- and/or only-in-class
- On-target MOA; clear endpoints
- Sizeable market to maximize patient impact

6+ programs with 2 programs fast approaching regulatory filing and launch


THERAPEUTIC AREA
DISCOVERY
PRECLINICAL
PHASE 1
PHASE 2 (Pivotal)
Submission and Approval
DESIGNATIONS
HEMATOLOGY
LV RP-L102 Fanconi Anemia
RMAT, ATMP, Fast Track, Rare Pediatric, Orphan Drug (US/EU), PRIME
LV RP-L201 Leukocyte Adhesion Deficiency-I
RMAT, ATMP, Fast Track, Rare Pediatric, Orphan Drug (US/EU), PRIME
LV RP-L301 Pyruvate Kinase Deficiency
Fast Track, Orphan Drug (US/EU)
CARDIOVASCULAR
AAV RP-A501 Danon Disease
Fast Track, Orphan Drug (US), Rare Pediatric Designation
AAV RP-A601 PKP2-ACM
AAV BAG3-DCM
Wave 2 programs
Multiple Undisclosed Candidates

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AAV, adeno-associated virus; ATMP, advanced therapy medicinal product; BLA, Biologics License Application; LV, lentiviral vector; MAA, Marketing Authorisation Application; MOA, mechanism of action; PRIME, PRIority MEdicines; RMAT, regenerative medicine advanced therapy. PKP2: plakophilin 2; ACM: Arrhythmogenic Cardiomyopathy; BAG3: BLC2-associated athanogene 3 DCM: Dilated Cardiomyopathy
Data on file. Rocket Pharmaceuticals. 2023.

ABOUT ROCKET PHARMACEUTICALS

Rocket Offers **Multi-platform Gene Therapy Expertise**

IN VIVO platform

EX VIVO platform


Laboratory-produced AAV
Therapeutic AAV
Direct intravenous injection
Remove cells and isolate patient HSCs
Laboratory-produced LV
Therapeutic LV
Gene-modified HSCs
Infusion of modified HSCs

RP-A501: Danon Disease
RP-A601: PKP2-ACM
AAV BAG3-DCM

RP-L102: Fanconi Anemia
RP-L201: Leukocyte Adhesion Deficiency-I
RP-L301: Pyruvate Kinase Deficiency

All Rocket therapies transfer full (non-truncated) coding sequence to target tissue

AAV, adeno-associated virus; HSC, hematopoietic stem cell; LV, lentiviral vector.
Data on file. Rocket Pharmaceuticals. 2023

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ABOUT ROCKET PHARMACEUTICALS

Looking Forward to a Catalyst-Rich 2023

Transition from Clinical to Commercial Stage

2023 | **2024**

Q1
- Completed 2 In-house cGMP Danon Batches

Q2
- Planned Danon Phase 2 Study Initiation
- LAD-I Product Filing
- PKP2-ACM IND Filing

Q3
- Danon EU IMPD Filing

Q4
- FA Product Filing
- PKD Phase 2 Pivotal Study Initiation
- Danon Female Study Initiation
- LAD-I Moderate Study Initiation

2024
- BAG3 IND Filing
- FA (C & G) IND Submission
- Non-Genotoxic Conditioning for LV
- Additional Wave 2 Assets Disclosed

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cGMP, current Good Manufacturing Processes; FA, Fanconi anemia; H1, first half of the year; 2H, second half of the year; LAD-I, leukocyte adhesion deficiency-I; PKD, pyruvate kinase deficiency; Q1, first quarter of the yearQ2, second quarter of the year; Q3, third quarter of the year; Q4, fourth quarter of the year.
Data on file. Rocket Pharmaceuticals. 2023.

RP-A501: Danon Disease

Danon Disease (DD): Serious Condition with Unmet Medical Need



Disease Etiology
- X-linked, dominant, monogenic disease
- Loss-of-function mutations in *LAMP2*

Therapeutic Challenges
- Standard of care:
  - Heart transplant (HTx)
- Limitations:
  - Considerable morbidity and mortality
  - Only ~20% of patients receive HTx
  - Not curative of extracardiac disease

Clinical Manifestations

Impaired autophagy
- Prominent autophagic vacuoles
- Myocardial disarray

Other clinical manifestations
- Skeletal myopathy
- CNS manifestations
- Ophthalmologic manifestations

Severe cardiomyopathy
- Mortality secondary to heart failure or arrhythmia
- Males: Aggressive disease course, median overall survival: 19 years
- Females: Delayed median presentation (~20 years later) due to additional X chromosome, highly morbid and fatal disorder

Addressable Market – US and EU
Prevalence of **15,000 to 30,000** individuals
Annual incidence of **800 to 1,200** individuals

CNS, central nervous system; *LAMP-2B*, lysosome-associated membrane protein 2B.
Boucek D, Jirikowic J, Taylor M. Natural history of Danon disease. Genet Med. 2011;13(6):563-568.
Brambatti M, Caspi O, Maolo A, et al. Danon disease: Gender differences in presentation and outcomes. Int J Cardiol. 2019;286:92-98.

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RP-A501: Danon Disease

Phase 1 Study: Treatment Completed

Non-randomized open label study in male DD patients

Pediatric
8 to 14 years
n=2 at CHOP

Adults (and Adolescents)
≥15 years
n=5 at UCSD

Single intravenous dose of RP-A501 (AAV9.LAMP2B) delivering full coding sequence of the *LAMP-2B* gene

****Enrollment Complete****

Cohort	Patient ID	Age at infusion	Time of follow-up (months)
Low dose ($6.7x10^{13}$ GC/kg) Pediatric	1008	12.3	12
	1009	11.7	6
Low dose ($6.7x10^{13}$ GC/kg) Adult and older adolescent	1001	17.4	36
	1002	20.3	36
	1005	18.3	30
High dose* ($1.1x10^{14}$ GC/kg) Adult and older adolescent	1006	21.1	24
	1007	20.7	N/A†

6 to 36 months

PRIMARY OUTCOMES

- **Early and long-term safety**
- Target tissue transduction and LAMP2B protein expression
- Improved myocardial histology
- Clinical improvement or stabilization

Data Reporting Details

- Pre-dose (baseline) value defined as the mean values from all visits prior to infusion
- Core lab data presented for echocardiographic parameters, cardiac serologies and cardiac histology

CHOP, Children's Hospital of Philadelphia; DD, Danon disease; *LAMP-2B*, lysosome-associated membrane protein 2B; UCSD, University of California San Diego.
*No further enrollment at this dose. †Due to advanced heart failure at the time of dosing (LVEF <40%), patient 1007 received a heart transplant 5 months following infusion of RP-A501. Patient is currently stable

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RP-A501: Danon Disease

RP-A501 Demonstrates Favorable Safety Profile With Enhanced Immunomodulation Protocol

ADULT COHORT

All SAEs observed within initial 2-4 months following dosing; reversible with supportive care

Low Dose

- **No SAEs related to drug product:** 2 steroid related SAEs (myopathy)

High Dose

- One instance of reversible TMA; led to enhanced RMP
- One instance of steroid myopathy

- **Both high and low-doses continue to be well tolerated at 2-3 years post treatment**
- **No additional SAEs observed following initial 2-4 months**



Revised Immunomodulatory Protocol:

- More rigorous daily monitoring of labs in initial days following infusion with independent clinical review team
- Reduced steroid dose with earlier taper
- Administration of sirolimus and rituximab

PEDIATRIC COHORT

(Low dose)

No RP-A501–related SAEs

All AEs were transient and reversible, with 8 and 13 months of follow up in 1008 and 1009, respectively

Platelets remained within normal range

No reported **skeletal myopathy or late transaminitis** with initial steroid dose reduction and more rapid taper, and introduction of sirolimus

- **Minimal complement activation**
- **No complement-related clinical or laboratory AEs**
- **All AEs were transient and reversible**
- **No treatment-related SAEs**

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AE, adverse event; SAE, serious AE; TMA, thrombotic microangiopathy.
Data cut-off September 27, 2022, with source data verification through July 11, 2022.

rocket pharma

 Patient ID   Predose  Month 6  Month 12  Month 36  1001†  0  0.384  0.197  0.120  1002  0  ND  0.575  0.590§  1005  0  0.583  ND  1.228§  1006  0  2.693  1.131  -  1008  0  0.492  -  -  1009  0  Data pending  -  -  LAMP2, lysosome associated membrane protein 2; M, month. IHC = immunohistochemistry; qPCR = quantitative polymerase chain reaction; ND = not done.   The 2nd Cohort 2 pt (1007) underwent heart transplant due to DD progression five months post RP-A501 infusion; data post not included. Pt is currently clinically stable.   1Derks W, Bergmann O. Polyploidy in Cardiomyocytes: Roadblock to Heart Regeneration?. Circ Res. 2020;126(4):552-565.   Note: Cardiomyocytes frequently multinucleated and/or have polyploid nuclei (several genome copies per cell); however, VCN is calculated assuming one diploid nucleus per cell. As a result, presented VCNs likely underestimated by factor of 2-41; ND.  not done, -, visit pending.   † Corticosteroid compliance uncertain. § Month 30 visit.  Pediatric LAMP2 Protein and DNA Suggests Durable Expression As Demonstrated in Adult Cohort  RP-A501: Danon Disease  LAMP2 Protein Expression (VENDOR)   Cardiac LAMP2 DNA by qPCR   (vector copies per diploid nucleus)  *LAMP2 protein expression assessed (relative to normal human controls) by core lab in a blinded fashion of entire tissue sample; Percentages reflect estimated extent of LAMP2 staining:    Grade 0=negative staining; Grade 1 ≤25%; Grade 2 =26%-50%; Grade 3 =51%-75%; Grade 4 >75%.  1001  1002  1005  1006  1008  1009  4  3  2  1  0  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  Pre  M3  M6  M12  M24  M36  Grade 0  Grade 0  Grade 0  Grade 0  No Data  Grade 0  No Data  Grade 0  Grade 0  Oct 2023  Grade 0  March 2023  March 2024  LAMP2 Grade* by IHC  LAMP2 Protein Expression   M36

RP-A501: Danon Disease

Improvement or Stabilization Observed Across Key Biomarker, Echo Findings and Functional Measures in Phase 1 RP-A501 Study

Cohort	Patient ID	Most recent visit (months)	Δ hsTnI	Δ BNP	Δ LV mass	Δ LV max wall thickness	Δ NYHA class	Δ KCCQ score
Low dose pediatric	1008	12	↓86%	↓83%	↓29%[1]	↓15%[1]	II -> I	+32.3
	1009	6	↓90%	↓62%	↓21%	↑3%	II -> I	+26
Low dose adult/ adolescent	1001	36	↓98%	↑8%	↓32%	↓9%	II -> II	+5.3
	1002	36	↓96%	↓94%	↓48%	↓40%	II -> I[2]	+17.8
	1005	30	↓46%	↑6%	↓14%	↓27%	II -> I	+8.3[3]
High dose adult/ adolescent	1006	24	↓63%	↓69%	↓27%	↓15%	II -> I	+3.1

Darker Green = improved; Lighter Green = minimal change (stabilization)

BNP, brain natriuretic peptide; DD, Danon disease; hsTnI, high-sensitivity troponin I; KCCQ, Kansas City Cardiomyopathy Questionnaire; LAMP2, lysosome-associated membrane protein 2; LV, left ventricle; NYHA, New York Heart Association. Does not include pt 1007 in Ph1 trial who had advanced HF with EF<40% at enrollment and received HTx 5M following tx due to pre-existing advanced HF. Patient is currently stable.

[1] 1008 echocardiographic parameters are M9 visit (M12 pending).

[2] 1002 NYHA class depicted for M30 visit (M36 pending).

[3] 1005 KCCQ score depicted for M24 visit (M30 pending).

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 Note: Graphs do not depict serologic values during initial months after therapy; BL, baseline; M, month. Does not include pt 1007 in Ph1 trial who had advanced HF with EF<40% at enrollment and received HTx 5M following tx due to pre-existing advanced HF. Patient is currently stable.     Indicates normal range (>100pg/mL BNP; >0.04ng/mL Troponin-I)  Improvement or Stabilization Observed Across Key Cardiac Biomarkers  RP-A501: Danon Disease

RP-A501: Danon Disease

RP-A501 Phase 1 Patients: Marked Divergence from Natural History in Key Biomarkers

RP-A501 Phase 1
Baseline & Timepoints ≥6 months


BNP (pg/ml)
3200
2800
2400
2000
1600
1200
800
400
0
BL
M6
M9
M12
M18
M24
M30
M36
1001 17.5y
1002 20.4y
1005 18.3y
1006 21.1y
1008 12.3y
1009 11.7y
Note: All values for RP-A501 Phase I patients are BNP levels

Sample Pediatric and Adolescent External Comparators


BNP or NT-proBNP in pg/ml
3200
2800
2400
2000
1600
1200
800
400
0
BL
M6
M12
M18
M24
M30
1010: Received HTx ~2M following this timepoint
#9: Entered Ph1 Trial (1007*)
#3: Entered Ph1 Trial 8M following this visit (1008)
#4: Progressed NYHA Class II to III & Significant decrease in KCCQ (28pts)
#8: Received HTx 3M following this timepoint
#7: Entered Ph1 Trial (1005)
DD53: Placed on HTx list ~3.5yrs following this timepoint
#6: Placed on HTx list 11M following this timepoint; M36 & pre-transplant BNP pending (likely increased)
Pt#3[a] 9.8y
Pt#4[a] 8.8y
Pt#6[a] 10.6y
Pt#7[a] 17.8y
Pt#8[a] 13.7y
Pt#9[a] 19.5y
DD53[b] 12.1y
1010[b] 13.8y

ULN BNP (100pg/mL) ULN NT-proBNP (125pg/mL)

Note: [a]NT-proBNP tends to be higher than corresponding [b]BNP values given longer plasma half-life. External comparator data from prospective natural history (#s 3,4,6,7,8,9), natural history (DD53) and screen failure from Phase I study (1010). Phase I graph only reflects BNP levels and does not depict serologic values prior to initial 6 months after therapy. Does not include pt 1007 in Ph1 trial who had advanced Hf with EF<40% at enrollment and received HTx 5M following tx due to pre-existing advanced HF. Patient is currently stable.

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RP-A501: Danon Disease

NYHA Class in Danon Disease Male Patients:
Natural History versus RP-A501 Phase 1


Prospective Natural History Cohort[1]
RP-A501 Phase 1 Treated Patients (LVEF>40%)
Improvement ≥ 1 NYHA Class
No change in NYHA Class
Deterioration ≥1 NYHA Class
n=6 6-24m f/u
Age 8.1-19.5y
n=6 8-36m f/u
Age 11.7-21.1y[2]

Prospective Natural History:

- **No patients had improved NYHA Class**

RP-A501:

- **All patients** with baseline LVEF ≥40% and monitored immunomodulation **had improved NYHA Class** (from Class II at baseline to Class I)

● Indicates pts with LVEF ≥40% at enrollment in prospective Nat Hx study or RP-A501 Phase 1

● Indicates pts with LVEF ≥40% at enrollment in RP-A501 Phase 1; unmonitored immunomodulation

Note: Does not include pt 1007 in Ph1 trial who had advanced HF with EF<40% at enrollment and received HTx 5M following tx due to pre-existing advanced HF. Patient is currently stable.
[1]Prospective natural history cohort: Sequential NYHA information was available for 6 of 9 patients in cohort. For remaining 3 patients, 1 was lost to follow-up, one received heart transplant (presumably deteriorated), and one was enrolled in the Phase 1 study.
[2]RP-A501: Pediatric patients age 11.7 and 12.3 years at rx; all other pts age 17.4-21.1 years at rx.

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RP-A501: Danon Disease

Insights from Danon Disease Patients Treated on the Phase 1 Trial

He can walk upstairs without being short of breath or having to stop half-way. He doesn't have chest pain or fast heart rates like he used to. Another amazing thing we have seen is about 4 months after his therapy trial he started working and stopped using his motorized scooter altogether. **-Pt 1005**

Prior to therapy, he was afraid of dying and wanted a chance at life……After gene therapy, we see him smile more now, he bought his own place and working a couple of days a week, he has started to open up for meeting more friends in real life and has gotten a whole new peace of mind now …he feels better, and he didn't think that would ever happen **–Pt 1006**

He went to overnight summer camp on his own for the first time and is no longer out of breath walking up stairs. **-Pt 1008**

He walked a 10K with his father following treatment. He is exercise training twice a week for an hour. **-Pt 1009**

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RP-A501: Danon Disease

Projected Pivotal Study Design

Key Agreements Reached with FDA

- ✓ $6.7x10^{13}$ GC/kg dose
- ✓ Single-arm, open-label study (randomization not appropriate)
- ✓ Support for use of natural history as external comparator information
- ✓ Potential for accelerated approval based on a composite biomarker-driven endpoint
- ✓ 6MWT, CPET are not appropriate endpoints in DD

Elements in Discussion

- Specific components of composite endpoint including LAMP2 expression
- Trial duration and time to endpoint
- 2 patient run-in for pediatric enrollment (age 8-14 years)

Confirmation pending submission of Phase II protocol and FDA review

Additional Study Elements

- Will utilize revised Phase I eligibility criteria (i.e. LVEF >50%)
- Age 8 years and older
- Optimized immunomodulatory regimen used in Phase I pediatric cohort
- All drug product will be produced in-house at Cranbury, NJ facility

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Based on End of Phase I Regulatory Discussion and ongoing dialogue with FDA.

rocket pharma

 HTx, heart transplant; LVEF, LVEF, left ventricle ejection fraction.   *Brambatti M, Caspi O, Maolo A, et al. Danon disease: Gender differences in presentation and outcomes. Int J Cardiol. 2019;286:92-98.   RP-A501: Danon Disease  US Retrospective Natural History  9   Males  1   Female  51   Males   Males (goal 60)   Females (goal 60)  Initiated in 2019, expansion planned  Initiated in 2006  Initiated in 2022  5 in follow-up  4 referred to  RP-A501-0219  2 underwent HTx  3 enrolled  1 not enrolled   (Phase 1 enrollment closed)  13 HTx  Literature review  (Brambatti 2019 publication*)  1 with low LVEF at enrollment progressed rapidly to end stage  7 died  9 HTx  1 died  67   Females  Robust Ongoing Natural History Efforts to Support External Comparator Sample  Prospective Natural History Study  EU Retrospective Natural History Study

RP-A501: Danon Disease

In-House Manufacturing to Support Danon Pivotal Study and Commercial Production

- **2 Successful Danon AAV cGMP batches produced in Q4 2022**
- **Superior specifications to Phase I material**; allow for full dosing with lower total viral particles, potentially further improving safety profile
  - *Productivity:* ~3X increase in number of patient treatments per batch
  - *Product Quality:* Significant increase in full versus empty viral particles
  - *Product Comparability:* All attributes tested to date are comparable or improved
- **Regulatory progress and production capacity can support pivotal study and commercialization**
  - FDA clearance on continued utilization of HEK-293 cell-based process through commercial
  - FDA alignment on comparability approach
  - Potency assay developed in-house

Overall, in-house cGMP manufacturing delivers commercial-ready product with higher yield, improved quality, and likely enhances safety profile

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RP-A501: Danon Disease

Cranbury R&D and Manufacturing Facility Overview

- Total Lab Space: ~30,000 sq. ft. for process development, analytical development, MS&T and QC
- Manufacturing capability from small-scale to toxicology-scale material
- Streamlined tech transfer timeline for pipeline assets from plasmid selection to IND in <15 months
- Manufacturing expansion to add media and buffer production capability
- Incorporating fully automated in-house vial filler suite
- Anticipated 2X capacity increase in 2023

Enables rapid, robust and cost-efficient internal development capability for new and existing programs in addition to full-scale commercial manufacturing

~100,000 ft^2

facility in Cranbury, NJ



MS&T, manufacturing, science and technology. QC, quality control. R&D, research and development. IND, Investigational new drug.

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 Moving toward pivotal global Phase 2 study  FDA, Food and Drug Administration; PRV, priority review voucher.  Data on file. Rocket Pharmaceuticals. 2023.  RP-A501: Danon Disease  Development Plan  GLOBAL  REGISTRATIONAL PHASE 2 STUDY  Final Phase 2 Study Design and Endpoints   Initiate Phase 2 Global Pivotal Study Activities  Expanded natural history study  Ongoing Activities  Phase 1 treatment completed in males  Orphan Drug, Rare Pediatric and Fast Track designations in the US (eligible for PRV)  Completed 2 in-house cGMP batches   End of Phase 1 Regulatory Meeting held with FDA  Study Milestones

RP-L102: Fanconi Anemia

RP-L102 for Fanconi Anemia Complementation Group A (FA-A)



Fanconi Anemia (A, C, and G)

Market Opportunity – US and EU
Prevalence of **5,500 to 7,000** individuals
Annual incidence of **200 to 275** individuals

Disease etiology

- **FA-A is an autosomal recessive disease caused by *FANCA* gene mutations**
- **FA proteins enable DNA repair**
- **FA-A accounts for 60% to 70% of FA cases**

Therapeutic challenges

Standard of care:
- Allogeneic HSCT

Limitations:
- Significant toxicities, especially for patients who do not have an HLA-identical sibling donor (~80%)
- 100-day mortality
- GvHD
- Increased long-term cancer risk

Clinical manifestations

Disorder of DNA repair characterized by:
- Progressive BMF; 80% of patients experience BMF within first decade of life
- Predisposition to hematologic malignancies and solid tumors

*Gene therapy approach: Selective advantage of corrected cells allows for **ex-vivo LV therapy <u>without conditioning</u>**; highly favorable benefit risk profile*

BMF, bone marrow failure; FA, Fanconi Anemia; FA-A, FA, group A; FANC, FA complementation group; GvHD, graft-versus-host disease; HLA, human leukocyte antigen; HSCT, hematopoietic stem cell transplantation.
Alter BP, Giri N, Savage SA, et al. Malignancies and survival patterns in the National Cancer Institute inherited bone marrow failure syndromes cohort study. Br J Haematol. 2010;150(2):179-188.

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 Progressive increases in gene markings in PB and BM in 7 patients   BM, bone marrow; CD34, cluster of differentiation 34; PB, peripheral blood; PBMC, PB mononuclear cells; VCN, vector copy number.   Not shown: PB and BM VCN in Patient 2 (1002), who was withdrawn from the study at 18 months post–RP-L102 infusion.   BM VCN not available at some stipulated time points due to insufficient sample to run assay.  PBMC VCN  BM VCN  VCN in bone marrow mononuclear cells  VCN in bone marrow CD34+ cells  VCN in peripheral blood mononuclear cells  RP-L102: Fanconi Anemia  Progressively Increasing and Sustained Genetic Correction in 7 of 10 Patients ≥1 Year Post–RP-L102

 For 5 patients, increased BM CFC MMC resistance ranging from 51% to 94% was observed at 18 to 24 months post–RP-L102 administration  MMC resistance of >20% achieved at 2 consecutive timepoints ≥12 months for n=5  12m post gene therapy  20% resistance   to MMC  BM, bone marrow; CFC, colony-forming cells; MMC, mitomycin-C.  Not shown: MMC resistance in Patient 2 (1002), who was withdrawn from the study at 18 months post–RP-L102 infusion.  *One additional patient (Patient 1: 1001) was noted to have BM MMC resistance of 49% at ~40 months post–RP-L102 infusion.  Sustained BM CFC MMC resistance observed in at least 6 patients*  RP-L102: Fanconi Anemia  Increasing Phenotypic Correction (MMC-resistance) over 1 to 3 Years Post–RP-L102

RP-L102: Fanconi Anemia

Development Plan

Moving toward BLA/MAA filing

INITIAL EFFICACY AND HIGHLY FAVORABLE SAFETY PROFILE

- Initial comprehensive efficacy in 6/10 evaluable patients (≥12-month follow-up)
- No cytotoxic conditioning, only 1 transient RP-L102 related SAE (Grade 2)

TOP-LINE DATA READOUT ACHIEVED

- Rejection of null hypothesis with minimum of 5 patients with increased MMC resistance >10% at 2 timepoints between 12 and 36 months

NEXT STEPS

- **Update: CMC and clinical FDA discussions support BLA activities**
- 2 patients to be treated with product from commercial cell processing site in preparation for US launch

Anticipated simultaneous BLA/MAA filings

Additional life-cycle management activities:

- Expansion to FANC C and G
- Exploration of non-genotoxic conditioning and HSC expansion

REGULATORY DESIGNATIONS:

- RMAT, PRIME
- Orphan Drug designation in the US/EU
- Rare Pediatric Disease designation (eligible for PRV)
- Fast Track (US), ATMP

ATMP, advanced therapy medicinal product; BLA, Biologics License Application; CMC, chemistry, manufacturing, and controls; FANC, Fanconi Anemia complementation group; FDA, Food and Drug Administration; HSC, hematopoietic stem cell; MAA, Market Authorization Application; MMC, mitomycin-C; PRIME, PRIority MEdicines; PRV, priority review voucher; RMAT, Regenerative Medicine Advanced Therapy; SAE, severe adverse event.
Data on file. Rocket Pharmaceuticals. 2023.

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RP-L201: LAD-I

RP-L201 for LAD-I: ***ITGB2*** Gene Mutation



Market Opportunity – US and EU
Prevalence of **800 to 1,000** individuals
Annual incidence of **50 to 75** individuals

Disease etiology

- ***ITGB2* gene mutations (21q22.3), encoding the beta-2-integrin, CD18; essential for leukocyte adhesion to endothelium**
- **CD18 absent or reduced on neutrophils**

Therapeutic challenges

Standard of care:
- Allogeneic HSCT

Limitations:
- Donor availability
- Infections
- Frequent GvHD
- Graft failure

Clinical manifestations

Patients suffer from recurrent infections; fatal in majority

- Severe LAD-I: Death prior to age 2 in 60% to 75% of patients, infrequent survival >5 years in absence of allogeneic HSCT
- Moderate LAD-I: Death prior to age 40 in >50% of patients, extensive morbidity with recurrent infections and inflammatory lesions

CD18, cluster of differentiation 18; GvHD, graft-versus-host disease; HSCT, hematopoietic stem cell transplant; *ITGB2*, integrin subunit beta 2; LAD-I, leukocyte adhesion deficiency-I.
Almarza NE, Kasbekar S, Thrasher AJ, et al. Leukocyte adhesion deficiency-I: A comprehensive review of all published cases. J Allergy Clin Immunol Pract. 2018;6(4):1418-1420.e10.

26

RP-L201: LAD-I

CD18 Expression in PB Polymorphonuclear Cells (PMNs)

At 3 to 24 months after infusion, 9/9 patients sustained stable CD18 expression (median: 56%) with no therapy-related serious adverse events


100
80
60
40
20
%CD18+ peripheral blood PMNs
*
Screening
0
3
6
9
12
15
18
21
24
Months post gene therapy
L201-003-1001
L201-003-1004
L201-003-2006
L201-003-2005
L201-003-2007
L201-004-2008
L201-004-2009
L201-003-2011
L201-002-2010

*Dim/weak CD18 expression reported at baseline for Subject L201-003-1004 in ~63% of cells in conjunction with <2% CD11a/CD11b expression, likely indicating abnormal/unstable protein.
LAD-I, Leukocyte Adhesion Deficiency-I; PB, peripheral blood; PMN, polymorphonuclear neutrophil.
Data on file. Rocket Pharmaceuticals. 2022. Data Cut-Off: April 6, 2022; Preliminary interim results are presented from the ongoing clinical study.

27

 Survival without allogeneic HSCT  Primary outcomes  ≥2 years of age AND  ≥1-year post–RP-L201 infusion  100% overall survival Kaplan–Meier estimate  Significant reduction in incidence of hospitalizations  Post engraftment  EOS, end of study; HSCT, hematopoietic stem cell transplantation; LAD-I, leukocyte adhesion deficiency-I.  Data cut-off: March 9, 2022.  Data on file. Rocket Pharmaceuticals. 2022.   Significant Reduction in Hospitalizations and 100% Overall Survival  RP-L201: LAD-I  All patients have been able to stop prophylactic antibiotics

RP-L201: LAD-I

Development Plan

Moving toward product filing

ENROLLMENT AND INITIAL EFFICACY

- Enrollment completed; 9/9 patients treated
- Efficacy observed in 9/9 patients with 3 to 24 months follow-up
- Efficacy is comprehensive, across all efficacy parameters including CD18 expression and survival

TOP-LINE DATA READOUT Q2 2022

- Survival for 9/9 patients, ≥2 years age and ≥1 year post-treatment
- No graft failure, GvHD
- No RP-L201 related SAEs

NEXT STEPS

- Progression to regulatory filing activities

Guiding Q2 2023 regulatory filing

Life-cycle management

- Potential label expansion to include moderate LAD-I population
- Potential study initiation in 2023

REGULATORY DESIGNATIONS:

- RMAT, PRIME
- Orphan Drug designation in the US/EU
- Rare Pediatric Disease designation (eligible for PRV)
- Fast Track (US), ATMP

ATMP, advanced therapy medicinal product; BLA, Biologics License Application; GvHD, graft-versus-host disease; LAD-I, leukocyte adhesion deficiency-I; MAA, Market Authorization Application; PRIME, PRIority MEdicines; PRV, priority review voucher; RMAT, Regenerative Medicine Advanced Therapy; SAE, severe adverse event.
Data cut-off: March 9, 2022.
Data on file. Rocket Pharmaceuticals. 2022.

29

rocket pharma

RP-L301: PKD

RP-L301 for PKD: ***PKLR*** Gene Mutation



Market Opportunity – US and EU
Prevalence of **4,000 to 8,000** individuals
Annual incidence of **75 to 125** individuals

Disease etiology

- Autosomal recessive inheritance
- Pyruvate kinase deficient RBCs cannot synthesize ATP, resulting in hemolytic anemia

Therapeutic challenges

- Standard of care: Chronic blood transfusions and splenectomy
- Limitations:
  - Iron overload
  - Extensive end-organ damage
  - Splenectomy confers lifelong infection and thrombotic risk

Clinical manifestations

- Lifelong chronic hemolysis
- Other clinical manifestations:
  - Anemia
  - Jaundice
  - Iron overload

ATP, adenosine triphosphate; PKD, pyruvate kinase deficiency; PKLR, pyruvate kinase L/R; RBC, red blood cell.
Zanella A, Fermo E, Bianchi P, Valentini G. Red cell pyruvate kinase deficiency: molecular and clinical aspects. Br J Haematol. 2005;130(1):11-25.

30

RP-L301: PKD

Preliminary Efficacy Results for Patients L301-006-1001 and L301-001-1002

Hemoglobin improvement to normal range (from baselines in severe (<8 g/dL range)
Transfusion independence (extensive transfusion requirements prior to RP-L301)
Sustained improvement of hemolysis markers (LDH, bilirubin) and PB VCNs in 1.0 to 3.0 range

PATIENT 1001


15
12
9
6
3
0
Hemoglobin (g/dL)
-36 -24 -12 0 6 12 18 24
Months post gene therapy
Δ = 5.8 g/dL

- Sustained **hemoglobin normalization from ~7.4 g/dL to 13.2 g/dL** 24 months post–RP-L301 infusion
- No red blood cell transfusions required following engraftment

PATIENT 1002


15
12
9
6
3
0
Hemoglobin (g/dL)
-60 -36 -12 0 6 12 18 24
Months post gene therapy
Δ = 7.7 g/dL

- Sustained **hemoglobin normalization from ~7.0 to 14.7 g/dL** 24 months post–RP-L301 infusion
- No red blood cell transfusions required following engraftment

★ RP-L102 Infusion
.... Dotted lines indicate average hemoglobin for each patient prior to gene therapy

LDH, lactate dehydrogenase; PB, peripheral blood; VCN, vector copy number.
Data cut-off: October 26, 2022; preliminary interim results are presented from the ongoing clinical study.
Data on file. Rocket Pharmaceuticals. 2022.

31

 Development Plan  Moving toward pivotal Phase 2 study  Key endpoints selected  Hemoglobin increase  ↓ 50% in transfusions or transfusion independence  Well-delineated natural history in recent PKD NHS publications  Complete Phase 1 pediatric cohort dosing (N=2 to 3)  End of Phase 1 regulatory meeting with FDA in 2023  Approve and launch RP-L301; seek regulatory approval in the US and EU  PLAN FOR PHASE 2 AND LAUNCH  Anticipated expansion study to pre-splenectomy patients  Exploration of non-genotoxic conditioning  LIFE-CYCLE MANAGEMENT  FDA, Food and Drug Administration; NHS, National Health Service; PKD, pyruvate kinase deficiency; PRV, priority review voucher.  Data on file. Rocket Pharmaceuticals. 2022.  REGULATORY DESIGNATIONS  Fast Track, Orphan Drug (US/EU), Rare Pediatric Disease (eligible for PRV)  RP-L301: PKD

 Future Therapies: Wave 2 (AAV)  We continue to build our pipeline based on our core R&D strategy, identifying the “most impactful” indications for the most efficient development path.  AAV, adeno-associated virus; MOA, mechanism of action; R&D, research and development.  Data on file. Rocket Pharmaceuticals. 2022.  On-target MOA; clear endpoints   Sizeable market to maximize patient impact  First-, best- and/or only-in-class  Current Clinical Pipeline  Focused R&D Strategy for Sustainable Innovation  3 therapeutic areas   (CV, heme and undisclosed)  FUTURE DIRECTIONS

BAG3 Dilated Cardiomyopathy

BAG3 Regulates Critical Functions in Cardiomyocytes

1 Cardiac contractility

Enhances contractility by linking the β-adrenergic receptor and L-type Ca^{2+} channel

2 Structural support

Provides support for the sarcomere by linking actin myofibrils with the Z-disc


EXCITATION CONTRACTION COUPLING
β1-AR
AC
ATP
cAMP
PKA
BAG3
SR
HIF1α
SYNP02
?YAP
?YAZ
?FOXM1
?LATS
NUCLEUS
SARCOMERE INTEGRITY
Titin
Actin
Myosin
Z disk
Hsp70
CapZ
Bcl-2
BAX
BAK
BAD
p53
Cyt C
Apoptosis
Caspace 9 Activation
Caspace 3 Activation
ANTI-APOPTOSIS
PRO-AUTOPHAGY
AUTOPHAGY
Ubiquitin
Mis-folded Protein
Micro-tubule
Dynein
p62
Phagophore
MITOPHAGY
PINK
Parkin
Damaged Mitochondria
Tomm20/VDAC
Lysosome
LC3
Autolysosome
Autophagosome
GENE EXPRESSION

3 Protein quality control

Facilitates autophagy as a co-chaperone with heat shock proteins, recycling misfolded proteins

4 Anti-apoptosis

Inhibits apoptosis (programmed cell death) through binding of BCL2

We believe that a gene therapy approach is best positioned to restore the broad biological functions of BAG3 in the heart

34

BAG3, BLC2-associated athanogene 3; BCL2, B-cell lymphoma 2.

Knezevic T, Myers VD, Su F, et al. Adeno-associated Virus Serotype 9 - Driven Expression of BAG3 Improves Left Ventricular Function in Murine Hearts with Left Ventricular Dysfunction Secondary to a Myocardial Infarction. JACC Basic Transl Sci. 2016;1(7):647-656.
Myers VD, Gerhard GS, McNamara DM, et al. Association of Variants in BAG3 With Cardiomyopathy Outcomes in African American Individuals. JAMA Cardiol. 2018;3(10):929-938.

rocket pharma

BAG3 Dilated Cardiomyopathy

BAG3-DCM Opportunity and Next Steps

BAG3-DCM Represents a Significant Market with Unmet Need

- Dilated cardiomyopathy (DCM) is the most common form of cardiomyopathy
- 20% to 50% of DCM patients have familial DCM; up to 40% of whom have an identifiable genetic cause(1)
- Scientific societies recently endorsed clinical genetic testing for DCM patients and families(2,3)
- Prevalence of BAG3 DCM in US is estimated to be as high as 30,000 patients(4) and is expected to grow with increasing genetic testing and disease awareness

Initial Proof-of-Concept for AAV9-BAG3 Supports Further Development

- Initial proof of concept for AAV9-BAG3 demonstrated in BAG3-knockout mouse model

Ejection fraction in WT and BAG3 +/- mice treated at age 6 to 8 weeks with AAV9-GFP or AAV9-BAG3


100
80
60
40
20
0
%EF
Pre-injection
2 Weeks
4 Weeks
6 Weeks
WT mice: AAV-GFP or AAV-BAG3
BAG3 +/- mice: AAV9BAG3 treatment group
BAG3 +/- mice: Control group (AAV-GFP)

- Evaluating optimal development pathway; IND planned H1 2024

35

AAV, adeno-associated virus; BAG3, BCL2-associated athanogene 3; DCM, dilated cardiomyopathy; EF, ejection fraction; GFP, green fluorescent protein; H1, first half of the year; IND, investigational new drug; WT, wild type. Haploinsufficiency data published in Myers VD et. al., *J Cell Physiol.* 2018; AAV-BAG3 administration adapted from data published in Myers VD et. Al., *JAMA Cardiol.* 2018; and unpublished data from the Feldman lab.

rocket pharma

 Project Pegasus (PKP2-ACM)

RP-A601: PKP2-ACM

PKP2-Arrhythmogenic Cardiomyopathy (ACM)*:
A high-risk disease with no curative options

Advanced ACM Heart with fibrofatty replacement in right ventricle



Electrical manifestations can precede structural abnormalities

ACM: Diminished Myocardial PKP2


N-Cadherin
PKP2
Normal patient
PKP2-ACM patient

Disease Etiology

- Autosomal dominant mutations in *PKP2* gene, which encodes for Plakophilin-2, a component of the desmosome localized to cardiac intercalated discs

Therapeutic Challenges

- Current standard of care includes beta-blockers, anti-arrhythmic agents, and ablation
- Available treatments do not modify disease progression; no curative therapeutic options

Clinical Manifestations

- Mean age at presentation: 35y (±18) [1]
- 5-10% annual risk of sustained ventricular arrhythmias (VA), with higher risk in patients who present with disease symptoms (index patients)[2-3]
- Lifetime VA risk approximately 100% in index patients [4]
- ICD placement in >80% of index pts [5]
- For pts with ICDs:
  - 45-75% will have ICD firing (shock) over 3-5 years
  - ≥50% 2 year incidence of firing in subgroups:
    - male; • EPS-induced VT; • history of VT;
    - ≥3 ECG leads with TWI; • >1000 PVC/24h [5-6]

Kaplan-Meier Incidence of ICD Firing


A
Log Rank p<0.0001
Event free survival (ICD therapy for VT/VF)
Non inducible on EPS
Inducible on EPS
Follow up (years)
Non inducible 52 31 24 17 10 5
Inducible 165 51 28 16 9 6

Event free survival in ACM patients with ICDs based on VT inducibility on pre-ICD EPS study

- *>50% of patients who were inducible on EP study had an ICD firing over 2 year follow-up*

Estimated Prevalence (US+EU): ~50,000

Biopsy figure adapted from: Asimaki et al. NEJM, 2009; Table adapted from Dalal et al. Circulation 2006. SOC: standard of care; CM: cardiomyopathy; HF: heart failure: HTx: heart transplantation; RV: Right ventricular; SD: Standard Deviation; VT: ventricular tachycardia; LBBB: left bundle branch block; ICD: implantable cardioverter defibrillator; RVEF: right ventricular ejection fraction; LV: left ventricle; SVA: sustained ventricular arrhythmia.

*This cardiomyopathy initially manifests in the right ventricular free wall, so the disease was termed arrhythmogenic right ventricular dysplasia/cardiomyopathy (ARVD/ARVC). However, since left dominant and biventricular forms have also been observed, this has led more recently to the use of the term "ACM".

1. Bhonsale. EHJ 2015; 36: 847-55. 2. Towbin JA. Heart Rhythm 2019;16(11). 3. Cadrin-Tourigny J. Eur Heart J 2022;43. 4. Groenweg. Circ Cardiovasc Genet 2015; 8: 437-46. 5. Calkins. Circ 2017; 136: 2068-82. 6. Orgeron. J Am Heart Assoc 2017: e006242.

37

rocket pharma

RP-A601: PKP2-ACM

PKP2-ACM Prevalence in the US and EU

ACM prevalence

1:1000 to 1:5000

Peters 2004, McKenna 2021

PKP2 variants

32.9%

2,572 ACM patients assessed from 13 publications an aggregated mean of **32.9% had *PKP2* mutations**[1]

ACM-PKP2 US & EU Prevalence

~50,000

Utilizing the conservative ACM prevalence (1:5000) and the 32.9% PKP2 mutation frequency in ACM

38

Peters S, Trümmel M, Meyners W. Prevalence of right ventricular dysplasia-cardiomyopathy in a non-referral hospital. Int J Cardiol. 2004;97(3):499-501.
McKenna WJ, Judge DP. Epidemiology of the inherited cardiomyopathies. Nat Rev Cardiol. 2021;18(1):22-36.
[1] Data on file

rocket pharma

 Proof of Concept in Translationally Relevant Animal Model  PROGRAM 4: RP-L301 for PKD  RP-A601: PKP2-ACM  Initial POC evaluated 4 AAV Vectors: Cardiac Functional & Structural Analyses  Dose-related effects evaluated with 2 AAV vectors: Cardiac Functional & Structural Analyses   Evaluated Survival, Functional, and Anatomic Benefit in ‘Arrest Progression’ Models  Including delivery of AAV +7 or +14 Days after induction of PKP2 knockout and subsequent disease onset  Completed RCKT Studies with Cardiomyocyte-specific PKP2 Knockout Mouse Model of ACM  Analyses Include:  Survival  Echocardiography and ECG  PKP2 expression (IF and WB)  Cardiac pathology & fibrosis  Vector DNA, transgene mRNA  General safety including pathology  Academic Partner:  Mario Delmar, MD, PhD  Patricia and Robert Martinsen Professor of Cardiology,   Department of Medicine; Division of Cardiology,  NYU Grossman School of Medicine  Marina Cerrone, MD  Research Associate Professor,   Co-Director, Inherited Arrhythmia Clinic,  Department of Medicine; Division of Cardiology,   NYU Grossman School of Medicine  Ongoing sponsored research. No future royalty obligations   NYU Grossman School of Medicine

RP-A601: PKP2-ACM

Tamoxifen-induced ACM in the PKP2-cKO Mouse Model

- The PKP2-cKO mouse model recapitulates ACM following induction of PKP2 KO by tamoxifen (TAM) injection
- Progression of cardiomyopathy evidenced by Masson's trichrome staining of heart sections in PKP2-cKO mice from 14 to 42 days post-TAM (dpi)
- 100% mortality by day ~50 following TAM injection
- Left ventricular ejection fraction (LVEF) diminishes significantly across time
- Right ventricular (RV) enlargement occurs across time
- Premature Ventricular Contractions (PVCs) are a clinical hallmark of ACM and emerge in the animal model because of Pkp2 loss


14 dpi
21 dpi
42 dpi


Survival
1.0
0.8
0.6
0.4
0.2
0
Control
PKP2cKO
0
14
28
42
Time (dpi)


LVEF (%)
60
40
20
0
**
0
14
28
42
Time (dpi)


RV area (mm²)
6
4
2
0
*
**
0
14
28
42
Time (dpi)

40

Cerrone M, Montnach J, Lin X, et al. Plakophilin-2 is required for transcription of genes that control calcium cycling and cardiac rhythm. Nat Commun. 2017;8(1):106. Published 2017 Jul 24.
ISO, isoproterenol; cKO: conditional knockout

RP-A601: PKP2-ACM

Increased Survival & Preserved Cardiac Function in the PKP2-cKO Model


Kaplan-Meier Survival Curve
AAV
Percent Survival
120
100
80
60
40
20
0
0 20 40 60 80 100 120 140 160
Days Post-Tamoxifen
AAVrh.74-PKP2a Dose 1 (n = 10)
Control-FB (n = 9)
PKP2-cKO-FB (n = 10)


LVEF
AAV +7D Post-TAM
LVEF (%)
80
60
40
20
0
28 D
5 Mo
*
*
(9) (10) (10) (10)

*p <0.0001 vs PKP2-cKO FB


RV Area
AAV +7D Post-TAM
RV Area (mm²)
8
6
4
2
0
28 D
5 Mo
*
*
(9) (10) (10) (10)

*p <0.0001 vs PKP2-cKO FB

Control-FB | AAVrh74-PKP2a Dose 1 - 28 D
PKP2-cKO-FB | AAVrh74-PKP2a Dose 1 - 5 Mo

- AAVrh.74-PKP2 delivered ***7 days post-TAM***:
  - **100% survival to 5 months,** compared to 100% mortality by day ~50 in PKP2-cKO control animals
  - **Preserved Ejection Fraction and Right Ventricular Area** at 28 Days, sustained to 5 months
- AAVrh.74-PKP2 delivered ***14 days post-TAM:***
  - Mitigated isoproterenol-induced PVCs and arrhythmia, disease-related characteristics of ACM
  - Robust benefit on survival, cardiac function & structure to 5 months[1]

ISO-Induced Arrhythmia
AAV+14D Post-TAM; ECG at 21D post-TAM


Ectopic Beats
500
400
300
200
100
0
PKP2-cKO-FB
AAVrh.74-PKP2a - Dose 1
AAVrh.74-PKP2a - Dose 2
*
*
100 PVC
(10) (10) (10)


FB
PVC
NSVT
PVC couplets
500 ms
AAVrh.74-PKP2a
Normal sinus rhythm
500 ms

*p <0.05 vs PKP2-cKO FB
ISO = isoproterenol; TAM = tamoxifen; ECG = Electrocardiography

41

[1]*Data not illustrated in Figures*

rocket pharma

 cDNA/isoform:  PKP2a: full wild type coding sequence of therapeutic gene, protein loss drives ACM   AAV Serotype:   AAV.rh74 serotype associated with favorable safety profile in DMD/LGMD2E1-2; potential for safe administration at optimal doses for adult ACM patients   Cardiac-Specific Promoter:  Effectively drives expression of therapeutic transgene in cardiomyocytes; minimizes off-target effects  Route of Administration:   Intravenous (IV) Pharmacology studies demonstrate efficient cardiac transduction with IV administration   Robust Proof of Concept in Disease Relevant Animal Model:  NYU Cardiac-specific cKO-PKP2 mouse (biologically relevant translational model)  Optimal Gene Therapy for PKP2-ACM, Expected to be First-and Best-In-Class  RP-A601: PKP2-ACM  1Rodino-Klapac et. al. Safety, β-Sarcoglycan Expression, and Functional Outcomes From Systemic Gene Transfer of rAAVrh74.MHCK7.hSGCB in LGMD2E/R4. Presented at the Muscular Dystrophy Association (MDA) Conference. Nashville, TN, March 13−16, 2022.  2Mendell et. al. A Phase 2 clinical trial evaluating the safety and efficacy of delandistrogene moxeparvovec (SRP-9001) in patients with Duchenne muscular dystrophy. Presented at the 2022 Muscular Dystrophy Association (MDA) Conference Nashville, TN, March 13–16, 2022.

RP-A601: PKP2-ACM

Clinical Development Plan

Moving Toward Phase 1 Dose Escalation Study

Completed or Ongoing Activities

- ✓ GMP drug product manufacturing completed
- ✓ Pharmacology and GLP toxicology studies
- ✓ Potency assay
- ✓ Upcoming Scientific Advisory Board
- Clinical trial planning activities, including site selection, underway
- Submit Orphan Disease Designation
- FDA IND submission anticipated **Q2 2023**

High Level Phase 1 Proposed Trial Design

- Study design:
  - FIH, multi-center, 3+3 dose escalation[a] study
  - Two dose levels planned
- Target population:
  - High risk adult PKP2-ACM patients
- Primary endpoint:
  - Safety events related to RP-A601
- Secondary and exploratory endpoints: TBD

Natural History

- To provide context for the Phase 1 study results, we will leverage data from existing ACM registries as well as longitudinal and population-level data from published case series

FDA, Food and Drug Administration; 1H, first half of the year. FIH, first in human.
[a] potential for up to 3 additional patients per cohort in setting of DLTs in 1st 3 pts

43

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Pre-eminent maturing gene therapy pipeline in which each program is First- and Best-in-Class   Experienced management team with a history of delivering transformative and curative therapies to patients with devastating diseases  Well-capitalized and poised to elevate from a clinical-stage to a commercial-stage company  Rocket – The Leader in Rare Disease Gene Therapy

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